EXHIBIT 10.6
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                                                     September 10, 1997


Sherry Lane Associates
JMB Realty Corporation
900 North Michigan Avenue
Chicago, Ill 60611

Attention:  Mr. Brian Ellison


     Re:   Sherry Lane Office Building
           Dallas, Texas


Ladies and Gentlemen:

     Reference is made to that certain Purchase Agreement dated effective as of July 7, 1997 between Sherry Lane Associates ("Seller") and Cottonwood Realty Services, L.L.C. ("Buyer") (which agreement, together with all amendments thereto previously entered into, are collectively called the "Purchase Agreement"), respecting the purchase and sale of the above premises. Except as otherwise specifically set forth in this letter agreement, each term which is used in a defined manner herein (and the initial letter of which is capitalized) shall have the meaning set forth for such term in the Purchase Agreement.

     In that connection, in consideration of the premises, the mutual undertakings of the parties and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree that the Closing Date is hereby extended to September 11, 1997.

           Except as expressly modified in this letter agreement the Purchase Agreement is unmodified and remains in full force and effect.

           This letter agreement may be executed in any number of identical counterparts. If so executed, then each of such counterparts is deemed to be an original and all such counterparts shall, collectively, constitute one agreement. The parties hereto agree that facsimile copies of signatures shall be acceptable and shall be deemed original signatures (provided, however, each party will send the other an executed counterpart original if requested).





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           Please indicate your consent to the foregoing by signing where noted below.

                      COTTONWOOD REALTY SERVICES, L.L.C.,
                      a Texas limited liability company,


                      By:
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                      Name:
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                      Title:
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AGREED TO AS OF THIS
10th DAY OF SEPTEMBER, 1997

SHERRY LANE ASSOCIATES,
a Texas general partnership

By:  CARLYLE REAL ESTATE LIMITED PARTNERSHIP-XIII,
     an Illinois limited partnership,
     its general partner

     By:   JMB REALTY CORPORATION,
           a Delaware corporation,
           its general partner


           By:
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           Name:
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           Title:
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